Supplement dated July 28, 2017 to the following:

Spinnaker® Variable Annuity Prospectus dated May 1, 2017 as supplemented
Spinnaker® Advisor Variable Annuity Prospectus dated May 1, 2011 as supplemented
Spinnaker® Choice Variable Annuity Prospectus dated May 1, 2008 as supplemented
Spinnaker® Plus Variable Annuity Prospectus dated December 1, 2004 as supplemented
Symetra Deferred Variable Annuity Prospectus dated May 1, 1998 as supplemented
MainSail Variable Annuity Prospectus dated May 1, 1998 as supplemented
Resource B Variable Annuity Prospectus dated May 1, 2002 as supplemented

The investment advisor for the Portfolios under the Pioneer Variable Contracts Trust has changed. Accordingly, any reference to Pioneer Investment Management, Inc. in the above referenced prospectuses is replaced with Amundi Pioneer Asset Management, Inc.